Exhibit 24

                               POWER OF ATTORNEY

        I, the undersigned trustee and officer of The Torray Fund, a Massachusetts business trust, do hereby constitute and appoint William
M Lane, Kathryn B. McGrath and John H. Grady, Jr., and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacity as trustee and officer, the Registration Statement and any amendments thereto on Form N-1A of The Torray Fund, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

        WITNESS my hand on the date set forth below.

February 4, 1994                       /s/ Wayne H Shaner
                                     --------------------------------
                                           Wayne Shaner, Trustee

                               POWER OF ATTORNEY

        I, the undersigned trustee and officer of The Torray Fund, a Massachusetts business trust, do hereby constitute and appoint William
M Lane, Kathryn B. McGrath and John H. Grady, Jr., and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacity as trustee and officer, the Registration Statement and any amendments thereto on Form N-1A of The Torray Fund, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

        WITNESS my hand on the date set forth below.

January 28, 1994                       /s/ Robert Moltz
                                     --------------------------------
                                           Robert Moltz, Trustee

                               POWER OF ATTORNEY

        I, the undersigned trustee and officer of The Torray Fund, a Massachusetts business trust, do hereby constitute and appoint William
M Lane, Kathryn B. McGrath and John H. Grady, Jr., and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacity as trustee and officer, the Registration Statement and any amendments thereto on Form N-1A of The Torray Fund, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

        WITNESS my hand on the date set forth below.

January 30th, 1994                       /s/ Bruce C Ellis
                                     --------------------------------
                                             Bruce Ellis, Trustee

                               POWER OF ATTORNEY

        I, the undersigned trustee and officer of The Torray Fund, a Massachusetts business trust, do hereby constitute and appoint William
M Lane, Kathryn B. McGrath and John H. Grady, Jr., and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name and in the capacity as trustee and officer, the Registration Statement and any amendments thereto on Form N-1A of The Torray Fund, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

        WITNESS my hand on the date set forth below.

February 7, 1994                         /s/ Roy Schotland
                                     --------------------------------
                                             Roy Schotland, Trustee